Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	October 31, 2015	January 31, 2015	November 1, 2014
Assets
Current assets:
Cash and cash equivalents	$71,332	$38,044	$36,430
Accounts receivable, less allowance for uncollectible accounts of $1887, $1,604 and $1,616	31,743	31,013	31,622
Merchandise inventories	630,608	656,957	667,438
Prepaid expenses	15,079	27,952	15,314
Other current assets	48,219	55,986	51,470
Assets held for disposal	500	2,648	4,636
Total current assets	797,481	812,600	806,910
Property and equipment, net of accumulated depreciation of $1,287,150, $1,251,797 and $1,257,988	579,300	604,380	614,326
Goodwill	32,869	32,869	56,794
Deferred income taxes	49,103	56,571	57,070
Other long-term assets	33,602	35,321	37,301
Total assets	$1,492,355	$1,541,741	$1,572,401

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$219,903	$227,132	$217,066
Trade payable program liability	127,765	140,904	145,105
Accrued expenses	198,535	226,176	209,524
Deferred income taxes	65,615	61,216	68,556
Current maturities of long-term debt	2,000	2,000	2,000
Total current liabilities	613,818	657,428	642,251

Long-term debt less current maturities	192,500	211,000	229,500
Other long-term liabilities	42,047	45,567	45,843
Deferred gain from asset sales	96,298	103,596	105,370
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	297,560	298,299	297,313
Retained earnings	407,854	397,890	428,845
Accumulated other comprehensive income	(519)	(391)	43
Treasury stock, at cost - 14,453,129 shares; 14,988,205 shares and 15,177,705 shares	(225,760)	(240,205)	(245,321)
Total stockholders’ equity	547,692	524,150	549,437
Total liabilities and stockholders’ equity	$1,492,355	$1,541,741	$1,572,401

Supplemental balance sheet information:
Working capital	$183,663	$155,172	$164,659
Current ratio	1.30	1.24	1.26
Accounts payable to inventory ratio	55.1%	56.0%	54.3%
Total debt as a percent of total capitalization	26.2%	28.9%	29.6%
Debt as a percent of total capitalization, net	18.4%	25.0%	26.2%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended					Thirty-nine weeks ended
	October 31, 2015			November 1, 2014		October 31, 2015			November 1, 2014
		%			%		%			%
	Amount	Sales		Amount	Sales	Amount	Sales		Amount	Sales

Merchandise sales	$389,138	76.6		$395,941	76.5	$1,204,143	76.4		$1,208,778	76.4
Service revenue	118,998	23.4		121,643	23.5	372,800	23.6		373,401	23.6
Total revenues	508,136	100.0		517,584	100.0	1,576,943	100.0		1,582,179	100.0
Costs of merchandise sales	273,137	70.2		278,800	70.4	839,086	69.7		843,946	69.8
Costs of service revenue	117,202	98.5		120,450	99.0	358,720	96.2		362,473	97.1
Total costs of revenues	390,339	76.8		399,250	77.1	1,197,806	76.0		1,206,419	76.3
Gross profit from merchandise sales	116,001	29.8		117,141	29.6	365,057	30.3		364,832	30.2
Gross profit from service revenue	1,796	1.5		1,193	1.0	14,080	3.8		10,928	2.9
Total gross profit	117,797	23.2		118,334	22.9	379,137	24.0		375,760	23.7
Selling, general and administrative expenses	119,372	23.5		117,651	22.7	357,487	22.7		365,345	23.1
Net gain (loss) from dispositions of assets	6,000	1.2		(109)	—	6,485	0.4		(519)	—
Gain on sale from leasehold interest	—	—		—	—	10,000	0.6		—	—
Operating profit	4,425	0.9		574	0.1	38,135	2.4		9,896	0.6
Other income	345	0.1		418	0.1	1,050	0.1		1,175	0.1
Interest expense	(3,217)	(0.6)		(3,485)	(0.7)	(9,809)	(0.6)		(10,269)	(0.7)
Earnings (loss) from continuing operations before income taxes and discontinued operations	1,553	0.3		(2,493)	(0.5)	29,376	1.9		802	0.1
Income tax (expense) benefit	(476)	(30.7	)(1)	723	29.0 (1)	(11,702)	(39.8	)(1)	(1,108)	(138.2	)(1)
Earnings (loss) from continuing operations before discontinued operations	1,077	0.2		(1,770)	(0.3)	17,674	1.1		(306)	—
Earnings (loss) from discontinued operations, net of tax	189	—		(194)	—	296	—		(319)	—
Net earnings (loss)	1,266	0.2		(1,964)	(0.4)	17,970	1.1		(625)	—
Basic earnings (loss) per share:
Earnings (loss) from continuing operations before discontinued operations	$0.02			$(0.03)		$0.33			$—
Discontinued operations, net of tax	—			—		—			(0.01)
Basic earnings (loss) per share	$0.02			$(0.03)		$0.33			$(0.01)

Diluted earnings (loss) per share:
Earnings (loss) from continuing operations before discontinued operations	$0.02			$(0.03)		$0.33			$—
Discontinued operations, net of tax	—			—		—			(0.01)
Diluted earnings (loss) per share	$0.02			$(0.03)		$0.33			$(0.01)

Other comprehensive income (loss):
Derivative financial instruments adjustment, net of tax	(225)			(170)		(128)			(336)
Comprehensive income (loss)	$1,041			$(2,134)		$17,842			$(961)

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirty-nine weeks ended	October 31, 2015	November 1, 2014

Cash flows from operating activities:
Net earnings (loss)	$17,970	$(625)
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net (earnings) loss from discontinued operations	(296)	319
Depreciation	49,326	55,518
Amortization of deferred gain from asset sales	(9,743)	(9,453)
Amortization of deferred financing costs	1,878	1,937
Stock compensation expense	3,343	1,533
Deferred income taxes	11,926	(66)
Net (gain) loss from dispositions of assets	(6,485)	519
Loss from asset impairment	3,251	5,243
Other	(592)	(238)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	19,743	19,644
Decrease in merchandise inventories	26,349	4,916
Decrease in accounts payable	(5,888)	(36,494)
Decrease in accrued expenses	(26,583)	(28,363)
Decrease in other long-term liabilities	(3,234)	(2,182)
Net cash provided by continuing operations	80,965	12,208
Net cash used in discontinued operations	(19)	(583)
Net cash provided by operating activities	80,946	11,625

Cash flows from investing activities:
Capital expenditures	(32,375)	(54,975)
Proceeds from dispositions of assets	13,483	56
Net cash used in investing activities	(18,892)	(54,919)

Cash flows from financing activities:
Borrowings under line of credit agreements	125,885	479,438
Payments under line of credit agreements	(142,885)	(447,938)
Borrowings on trade payable program liability	117,487	143,614
Payments on trade payable program liability	(130,625)	(128,310)
Debt payments	(1,500)	(1,500)
Proceeds from stock issuance	2,872	989
Net cash (used in) provided by financing activities	(28,766)	46,293
Net increase in cash and cash equivalents	33,288	2,999
Cash and cash equivalents at beginning of period	38,044	33,431
Cash and cash equivalents at end of period	$71,332	$36,430

Supplemental cash flow information:
Cash paid for income taxes	$981	$845
Cash received from income tax refunds	$—	$244
Cash paid for interest	$8,003	$8,482
Accrued purchases of property and equipment	$1,308	$1,350

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended		Thirty-nine weeks ended
			October 31, 2015	November 1, 2014	October 31, 2015	November 1, 2014

(a)	Earnings (loss) from continuing operations before discontinued operations		$1,077	$(1,770)	$17,674	$(306)
	Earnings (loss) from discontinued operations, net of tax		189	(194)	296	(319)

	Net earnings (loss)		$1,266	$(1,964)	$17,970	$(625)

(b)	Basic average number of common shares outstanding during period		54,326	53,590	54,214	53,533

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		279	—	187	—

(c)	Diluted average number of common shares assumed outstanding during period		54,605	53,590	54,401	53,533

	Basic earnings per share:
	Earnings from continuing operations before discontinued operations	(a) / (b)	$0.02	$(0.03)	$0.33	$—
	Discontinued operations, net of tax		—	—	—	(0.01)
	Basic earnings per share		$0.02	$(0.03)	$0.33	$(0.01)

	Diluted earnings per share:
	Earnings from continuing operations before discontinued operations	(a) / (c)	$0.02	$(0.03)	$0.33	$—
	Discontinued operations, net of tax		—	—	—	(0.01)
	Diluted earnings per share		$0.02	$(0.03)	$0.33	$(0.01)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	October 31, 2015	November 1, 2014	October 31, 2015	November 1, 2014

Capital expenditures	$10,273	$15,965	$32,375	$54,975
Depreciation	$16,131	$19,172	$49,326	$55,518
Non-operating income:
Net rental revenue	$263	$358	$844	$1,040
Investment income	64	59	175	152
Other income	18	1	31	(17)
Total	$345	$418	$1,050	$1,175

Comparable sales percentages:
Service	-2.5%	6.1%	-0.5%	4.9%
Merchandise	-1.6%	-0.2%	-0.1%	-2.3%
Total	-1.8%	1.2%	-0.2%	-0.7%

Total square feet of retail space (including service centers)			12,899,000	12,922,000

Store count
Supercenter			561	563
Service & Tire Center			238	233
Retail Only			5	6
Total			804	802

Sales and gross profit by line of business (A):
Service center revenue	$286,183	$289,375	$877,872	871,590
Retail sales	221,953	228,209	699,071	710,589
Total revenues	$508,136	$517,584	$1,576,943	$1,582,179

Gross profit from service center revenue, prior to impairment charge	$60,174	$58,817	$192,144	185,616
Service center revenue impairment charge	(315)	(1,144)	(1,673)	(3,479)
Gross profit from service center revenue	$59,859	$57,673	$190,471	$182,137

Gross profit from retail sales, prior to impairment charge	$58,399	$60,922	$190,245	195,387
Retail sales impairment charge	(461)	(261)	(1,579)	(1,764)
Gross profit from retail sales	$57,938	$60,661	$188,666	$193,623

Total gross profit	$117,797	$118,334	$379,137	$375,760

Comparable sales percentages by line of business (A):
Service center revenue	-1.5%	3.7%	0.3%	0.8%
Retail sales	-2.2%	-1.8%	-0.9%	-2.4%
Total revenues	-1.8%	1.2%	-0.2%	-0.7%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	21.0%	20.3%	21.9%	21.3%
Impairment charge	(0.1)	(0.4)	(0.2)	(0.4)
Gross profit percentage from service center revenue	20.9%	19.9%	21.7%	20.9%

Gross profit percentage from retail sales, prior to impairment charge	26.3%	26.7%	27.2%	27.5%
Impairment charge	(0.2)	(0.1)	(0.2)	(0.2)
Gross profit percentage from retail sales	26.1%	26.6%	27.0%	27.2%

Total gross profit percentage	23.2%	22.9%	24.0%	23.7%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.